SSGA Funds

SUPPLEMENT DATED MARCH 28, 2016

TO THE PROSPECTUS

DATED DECEMBER 18, 2015, AS SUPPLEMENTED JANUARY 21, 2016

SSGA U.S. Treasury Money Market Fund: Class N (SVTXX)

(the “Fund”)

Effective immediately, within the section entitled “Shareholder Information – Redemption of Fund Shares”, the following replaces the sub-section entitled “Suspension of Shareholder Redemption” of the Prospectus:

Suspension of Shareholder Redemptions. The State Street Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). For the SSGA Prime Money Market Fund and the SSGA U.S. Treasury Money Market Fund, shares are redeemed, and payment for redeemed shares sent, no later than the next business day.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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